UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 15, 2004

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18335	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits	Page 1
Signatures	Page 2
Exhibit Index	Page 3

On July 26, 2004, TETRA Technologies, Inc. (TETRA) filed a Current Report on Form 8-K announcing that it had completed the acquisition of Compressco, Inc. (Compressco). This Amendment No. 1 to the Form 8-K is being filed by TETRA to amend the Current Report on Form 8-K filed on July 26, 2004 to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) (formerly Items 7(a) and 7(b)) of such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Compressco and the accountant’s report related thereto for the fiscal year ended December 31, 2003, are included in this report as Exhibit 99.1 and incorporated herein by reference in response to Item 9.01(a) (formerly Item 7(a)).

The unaudited consolidated financial statements of Compressco as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004 are included in this report as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(a) (formerly Item 7(a)).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of TETRA as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004 are included in this report as Exhibit 99.3 and incorporated herein by reference in response to Item 9.01(b) (formerly Item 7(b)).

(c) Exhibits.

Exhibit Number	Description
*Exhibit 2.1	Agreement and Plan of Merger dated June 22, 2004 by and among TETRA Technologies, Inc., TETRA Acquisition Sub, Inc. and Compressco, Inc.
**Exhibit 23.1	Consent of Ernst & Young LLP
**Exhibit 99.1	Audited Consolidated Financial Statements of Compressco, Inc. and the accountant's report related thereto for the fiscal year ended December 31, 2003
**Exhibit 99.2	Unaudited Consolidated Financial Statements of Compressco, Inc. as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004
**Exhibit 99.3

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004

* Previously filed

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: September 24, 2004

EXHIBIT INDEX

Exhibit Number	Description
*Exhibit 2.1	Agreement and Plan of Merger dated June 22, 2004 by and among TETRA Technologies, Inc., TETRA Acquisition Sub, Inc. and Compressco, Inc.
**Exhibit 23.1	Consent of Ernst & Young LLP
**Exhibit 99.1	Audited Consolidated Financial Statements of Compressco, Inc. and the accountant's report related thereto for the fiscal year ended December 31, 2003
**Exhibit 99.2	Unaudited Consolidated Financial Statements of Compressco, Inc. as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004
**Exhibit 99.3

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of June 30, 2004 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and the six-month period ended June 30, 2004

* Previously filed

** Filed herewith